Exhibit 99.1

FINANCIAL NEWS

Sanmina’s First Quarter Fiscal 2024 Financial Results

San Jose, CA – January 29, 2024. Sanmina Corporation (“Sanmina” or the “Company”) (NASDAQ: SANM), a leading integrated manufacturing solutions company, today reported financial results for the fiscal first quarter ended December 30, 2023 and outlook for its fiscal second quarter ending March 30, 2024.

First Quarter Fiscal 2024 Financial Highlights •Revenue: $1.87 billion •GAAP operating margin: 4.7% •GAAP diluted EPS: $0.98 •Non-GAAP(1) operating margin: 5.5% •Non-GAAP(1) diluted EPS: $1.30
Additional First Quarter Highlights
•Cash flow from operations: $126 million
•Ending cash and cash equivalents: $632 million
•Share repurchases: 2.1 million shares for $106 million
•Non-GAAP(1) pre-tax ROIC: 22.7%

(1)See Schedule 1 below for more information regarding our use of non-GAAP financial measures. A reconciliation of the non-GAAP financial information contained in this release to their most directly comparable GAAP measures is included in the financial statements furnished with this release.

“Our team did a great job delivering first quarter financial results in line with our outlook. We are confident in our market-focused strategy and continue to position the company for long-term financial success,” stated Jure Sola, Chairman and Chief Executive Officer. “Our outlook for the second quarter is essentially flat with the prior quarter and is in line with our expectations for the first half of fiscal 2024. We believe we will see sequential improvement as we move into the second half of the year.”
Second Quarter Fiscal 2024 Outlook
The following outlook is for the fiscal second quarter ending March 30, 2024. These statements are forward-looking and actual results may differ materially.
•Revenue between $1.825 billion to $1.925 billion
•GAAP diluted earnings per share between $0.95 to $1.05
•Non-GAAP diluted earnings per share between $1.20 to $1.30
Safe Harbor Statement
The statements above concerning our financial outlook for the second quarter fiscal 2024 and our expectations for sequential improvement in the second half of fiscal 2024, constitute forward-looking statements within the meaning of the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those projected in these statements as a result of a number of factors, including adverse changes to the key markets we target; significant uncertainties that can cause our future sales and net income to be variable; reliance on a small number of customers for a substantial portion of our sales; risks arising from our international operations; geopolitical uncertainty, including from the war in Ukraine and conflict in the Middle East; and the other risk factors set forth in the Company's annual and quarterly reports filed with the Securities Exchange Commission.

The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter any of the forward-looking statements made in this earnings release, the conference call or the Investor Relations section of our website whether as a result of new information, future events or otherwise, unless otherwise required by law.
Company Conference Call Information
Sanmina will hold a conference call to review its financial results for the first quarter and outlook for the second quarter of fiscal 2024 on Monday, January 29, 2024 at 5:00 p.m. ET (2:00 p.m. PT). The access numbers are: domestic 800-836-8184 and international 646-357-8785. The conference will also be webcast live over the Internet. You can log on to the live webcast at Q1'24 Earnings. Additional information in the form of a slide presentation is available on Sanmina’s website at www.sanmina.com. A replay of the conference call will be available for 48-hours. The access numbers are: domestic 888-660-6345 and international 646-517-4150, access code is 16709#.
About Sanmina
Sanmina Corporation, a Fortune 500 company, is a leading integrated manufacturing solutions provider serving the fastest growing segments of the global Electronics Manufacturing Services (EMS) market. Recognized as a technology leader, Sanmina provides end-to-end manufacturing solutions, delivering superior quality and support to Original Equipment Manufacturers (OEMs) primarily in the industrial, medical, defense and aerospace, automotive, communications networks and cloud infrastructure markets. Sanmina has facilities strategically located in key regions throughout the world. More information about the Company is available at www.sanmina.com.
Sanmina Contact
Paige Melching
SVP, Investor Communications
408-964-3610

Sanmina Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(GAAP)
(Unaudited)

	December 30, 2023	September 30, 2023
ASSETS
Current assets:
Cash and cash equivalents	$631,590	$667,570
Accounts receivable, net	1,101,902	1,230,771
Contract assets	444,544	445,757
Inventories	1,391,720	1,477,223
Prepaid expenses and other current assets	60,500	58,249
Total current assets	3,630,256	3,879,570
Property, plant and equipment, net	634,912	632,836
Deferred tax assets	173,461	177,597
Other	178,347	183,965
Total assets	$4,616,976	$4,873,968
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,422,229	$1,612,833
Accrued liabilities	250,470	267,148
Accrued payroll and related benefits	131,919	127,406
Short-term debt, including current portion of long-term debt	17,500	25,945
Total current liabilities	1,822,118	2,033,332
Long-term liabilities:
Long-term debt	308,105	312,327
Other	214,138	209,684
Total long-term liabilities	522,243	522,011
Stockholders' equity	2,272,615	2,318,625
Total liabilities and stockholders' equity	$4,616,976	$4,873,968

Sanmina Corporation
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)
(GAAP)
(Unaudited)

	Three Months Ended
	December 30, 2023	December 31, 2022

Net sales	$1,874,798	$2,355,808
Cost of sales	1,713,958	2,160,422
Gross profit	160,840	195,386

Operating expenses:
Selling, general and administrative	64,785	60,730
Research and development	6,289	5,599
Restructuring	2,190	631
Total operating expenses	73,264	66,960

Operating income	87,576	128,426

Interest income	3,657	2,933
Interest expense	(8,412)	(8,681)
Other expense, net	(1,133)	(6,712)
Interest and other, net	(5,888)	(12,460)

Income before income taxes	81,688	115,966
Provision for income taxes	21,324	20,852
Net income before noncontrolling interest	60,364	95,114
Less: Net income attributable to noncontrolling interest	3,296	3,100
Net income attributable to common shareholders	$57,068	$92,014

Net income attributable to common shareholders per share:
Basic	$1.01	$1.59
Diluted	$0.98	$1.54

Weighted-average shares used in computing per share amounts:
Basic	56,538	57,727
Diluted	58,240	59,867

Sanmina Corporation
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share amounts)
(Unaudited)
	Three Months Ended
	December 30, 2023	September 30, 2023	December 31, 2022

GAAP Operating income	$87,576	$99,266	$128,426
GAAP Operating margin	4.7%	4.8%	5.5%
Adjustments:
Stock compensation expense (1)	12,585	12,942	11,609
Amortization of intangible assets	—	1,342	233
Restructuring	2,190	4,323	631
Non-GAAP Operating income	$102,351	$117,873	$140,899
Non-GAAP Operating margin	5.5%	5.7%	6.0%

GAAP Net income attributable to common shareholders	$57,068	$61,841	$92,014

Adjustments:
Operating income adjustments (see above)	14,775	18,607	12,473
Adjustments for taxes (2)	3,961	3,526	(1,506)
Non-GAAP Net income attributable to common shareholders	$75,804	$83,974	$102,981

GAAP Net income attributable to common shareholders per share:
Basic	$1.01	$1.08	$1.59
Diluted	$0.98	$1.04	$1.54

Non-GAAP Net income attributable to common shareholders per share:
Basic	$1.34	$1.46	$1.78
Diluted	$1.30	$1.42	$1.72

Weighted-average shares used in computing per share amounts:
Basic	56,538	57,406	57,727
Diluted	58,240	59,178	59,867

(1) Stock compensation expense

Cost of sales	$4,050	$3,978	$4,242
Selling, general and administrative	8,340	8,747	7,142
Research and development	195	217	225
Total	$12,585	$12,942	$11,609

(2) GAAP provision for income taxes	$21,324	$21,396	$20,852

Adjustments:
Tax impact of operating income adjustments	1,951	2,645	1,986
Discrete tax items	(1,347)	1,210	5,845
Deferred tax adjustments	(4,565)	(7,381)	(6,325)
Subtotal - adjustments for taxes	(3,961)	(3,526)	1,506

Non-GAAP provision for income taxes	$17,363	$17,870	$22,358

Q2 FY24 Earnings Per Share Outlook*:	Q2 FY24 EPS Range
	Low	High
GAAP diluted earnings per share	$0.95	$1.05
Stock compensation expense	$0.25	$0.25
Non-GAAP diluted earnings per share	$1.20	$1.30

* Due to uncertainty regarding the timing of recognition of restructuring charges, impairment charges and other unusual or infrequent items, if any, that could be incurred during the second quarter of FY24, an estimate of such items is not included in the outlook for Q2 FY24 GAAP EPS.

Sanmina Corporation
Condensed Consolidated Cash Flow
(in thousands)
(GAAP)
(Unaudited)
	Three Month Periods
	Q1'24	Q4'23	Q3'23	Q2'23	Q1'23

GAAP Net income before noncontrolling interest	$60,364	$65,355	$81,737	$85,307	$95,114
Depreciation and amortization	30,726	30,521	29,898	29,282	28,536
Other, net	18,185	21,947	21,174	17,075	20,727
Net change in net working capital	16,750	(40,966)	(76,300)	(67,086)	(107,153)
Cash provided by operating activities	126,025	76,857	56,509	64,578	37,224

Purchases of long-term investments	(600)	(500)	(500)	(700)	(800)
Net purchases of property & equipment	(34,216)	(37,803)	(52,167)	(63,458)	(36,530)
Cash used in investing activities	(34,816)	(38,303)	(52,667)	(64,158)	(37,330)

Holdback paid in connection with previous business combination	—	—	(8,558)	—	—
Net share repurchases	(115,619)	(30,397)	(52,072)	(13,376)	(7,836)
Net borrowing activities	(12,820)	4,070	(4,375)	(4,375)	(4,375)
Proceeds from sale of non-controlling interest	—	—	—	—	215,799
Cash provided by (used for) financing activities	(128,439)	(26,327)	(65,005)	(17,751)	203,588

Effect of exchange rate changes	1,250	(1,245)	(452)	220	1,975

Net change in cash & cash equivalents	$(35,980)	$10,982	$(61,615)	$(17,111)	$205,457

Free cash flow:
Cash provided by operating activities	$126,025	$76,857	$56,509	$64,578	$37,224
Net purchases of property & equipment	(34,216)	(37,803)	(52,167)	(63,458)	(36,530)
	$91,809	$39,054	$4,342	$1,120	$694

Sanmina Corporation
Pre-Tax Return on Invested Capital (ROIC)
($ in thousands)
(Unaudited)
		Three Month Periods
		Q1'24	Q4'23	Q3'23	Q2'23	Q1'23

GAAP Operating income		$87,576	$99,266	$107,365	$120,601	$128,426
	x	4.0	4.0	4.0	4.0	4.0
Annualized GAAP Operating income		350,304	397,064	429,460	482,404	513,704
Average invested capital (1)	÷	1,802,450	1,783,744	1,698,819	1,592,563	1,485,054
GAAP Pre-tax ROIC		19.4%	22.3%	25.3%	30.3%	34.6%

Non-GAAP Operating income		$102,351	$117,873	$126,122	$134,883	$140,899
	x	4.0	4.0	4.0	4.0	4.0
Annualized non-GAAP Operating income		409,404	471,492	504,488	539,532	563,596
Average invested capital (1)	÷	1,802,450	1,783,744	1,698,819	1,592,563	1,485,054
Non-GAAP Pre-tax ROIC		22.7%	26.4%	29.7%	33.9%	38.0%
(1) Invested capital is defined as total assets (not including cash and cash equivalents and deferred tax assets) less total liabilities (excluding short-term and long-term debt).

Schedule 1

The statements above and financial information provided in this earnings release include non-GAAP measures of operating income, operating margin, net income, diluted earnings per share and pre-tax return on invested capital. Management excludes from these measures stock-based compensation, restructuring, acquisition and integration expenses, impairment charges, amortization charges and other unusual or infrequent items, as adjusted for taxes, as more fully described below.

Management excludes these items principally because such charges or benefits are not directly related to the Company’s ongoing core business operations. We use such non-GAAP measures in order to (1) make more meaningful period-to-period comparisons of the Company’s operations, both internally and externally, (2) guide management in assessing the performance of the business, internally allocating resources and making decisions in furtherance of Company’s strategic plan, (3) provide investors with a better understanding of how management plans and measures the business and (4) provide investors with a better understanding of our ongoing, core business. The material limitations to management’s approach include the fact that the charges, benefits and expenses excluded are nonetheless charges, benefits and expenses required to be recognized under GAAP and, in some cases, consume cash which reduces the Company’s liquidity. Management compensates for these limitations primarily by reviewing GAAP results to obtain a complete picture of the Company’s performance and by including a reconciliation of non-GAAP results to GAAP results in its earnings releases.

Additional information regarding the economic substance of each exclusion, management’s use of the resultant non-GAAP measures, the material limitations of management’s approach and management’s methods for compensating for such limitations is provided below.

Stock-based Compensation Expense, which consists of non-cash charges for the estimated fair value of equity awards granted to employees and directors, is excluded in order to permit more meaningful period-to-period comparisons of the Company’s results since the Company grants different amounts and value of equity awards each quarter. In addition, given the fact that competitors grant different amounts and types of equity awards and may use different valuation assumptions, excluding stock-based compensation permits more accurate comparisons of the Company’s core results with those of its competitors.

Restructuring, Acquisition and Integration Expenses, which consist of employee severance, lease termination costs, exit costs, environmental investigation, remediation and related employee costs and other charges primarily related to closing and consolidating manufacturing facilities and those associated with the acquisition and integration of acquired businesses, are excluded because such charges (1) can be driven by the timing of acquisitions and exit activities which are difficult to predict, (2) are not directly related to ongoing business results and (3) generally do not reflect expected future operating expenses. In addition, given the fact that the Company’s competitors complete acquisitions and adopt restructuring plans at different times and in different amounts than the Company, excluding these charges or benefits permits more accurate comparisons of the Company’s core results with those of its competitors. Items excluded by the Company may be different from those excluded by the Company’s competitors and restructuring and integration expenses include both cash and non-cash expenses. Cash expenses reduce the Company’s liquidity. Therefore, management also reviews GAAP results including these amounts.

Impairment Charges for Goodwill and Other Assets, which consist of non-cash charges, are excluded because such charges are non-recurring and do not reduce the Company’s liquidity. In addition, given the fact that the Company’s competitors may record impairment charges at different times, excluding these charges permits more accurate comparisons of the Company’s core results with those of its competitors.

Amortization Charges, which consist of non-cash charges impacted by the timing and magnitude of acquisitions of businesses or assets, are also excluded because such charges do not reduce the Company’s liquidity. In addition, such charges can be driven by the timing of acquisitions, which is difficult to predict. Excluding these charges permits more accurate comparisons of the Company’s core results with those of its competitors because the Company’s competitors complete acquisitions at different times and for different amounts than the Company.

Other Unusual or Infrequent Items, such as charges or benefits associated with distressed customers, expenses, charges and recoveries relating to certain legal matters, and gains and losses on sales of assets, are excluded because such items are typically non-recurring, difficult to predict or not directly related to the Company’s ongoing or core operations and are therefore not considered by management in assessing the current operating performance of the Company and forecasting earnings trends. However, items excluded by the Company may be different from those excluded by the Company’s competitors. In addition, these items include both cash and non-cash expenses. Cash expenses reduce the Company’s liquidity. Management compensates for these limitations by reviewing GAAP results including these amounts.

Adjustments for Taxes, which consist of the tax effects of the various adjustments that we exclude from our non-GAAP measures, and adjustments related to deferred tax and discrete tax items. Including these adjustments permits more accurate comparisons of the Company's core results with those of its competitors. We determine the tax adjustments based upon the various applicable effective tax rates. In those jurisdictions in which we do not expect to realize a tax cost or benefit (due to a history of operating losses or other factors), a reduced tax rate is applied.